EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Berkshire Hills Bancorp, Inc. (the "Company") on Form 10-K/A for the period ended December 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. ss.1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.



April 19, 2005                            /s/ Wayne F. Patenaude
                                          --------------------------------------
                                          Wayne F. Patenaude
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer